UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒         Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

 PRIMERICA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!   PRIMERICA, INC.   2024 Annual Meeting   Vote by May 7, 2024   11:59 PM ET   PRIMERICA, INC.   1 PRIMERICA PARKWAY   DULUTH, GA 30099   V33870-P06462   You invested in PRIMERICA, INC. and it’s time to vote!   You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 8, 2024.    Get informed before you vote   View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.    For complete information and to vote, visit www.ProxyVote.com Control #    Smartphone users   Point your camera here and vote without entering a control number   Vote in Person at the Meeting*   May 8, 2024   8:30 a.m.   Primerica Home Office  1 Primerica Parkway   Duluth, GA 30099    *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com   THIS IS NOT A VOTABLE BALLOT   This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.    Voting Items   Board Recommends   1. To elect the following directors:   Nominees:   1a. John A. Addison, Jr.   For 1b. Joel M. Babbit For   1c. Amber L. Cottle For   1d. Gary L. Crittenden For   1e. Cynthia N. Day For   1f. Sanjeev Dheer For   1g. Beatriz R. Perez For   1h. D. Richard Williams For   1i. Glenn J. Williams For   1j. Darryl L. Wilson For   1k. Barbara A. Yastine For   2. To consider an advisory vote on executive compensation (Say-on-Pay). For   3. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2024. For    Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V33871-P06462